SHAREHOLDERS' EQUITY	12 Months Ended
Jan. 30, 2016
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY
Preferred Stock
The Company is authorized to issue 10,000,000 shares of Preferred Stock, $0.01 par value per share.  No preferred shares are issued and outstanding at January 30, 2016 and January 31, 2015.
Net Income Per Share
The following table sets forth the calculation of basic and diluted net income per share:

	Year Ended
	January 30,	January 31,	February 1,
(in millions, except per share data)	2016	2015	2014
Basic net income per share:
Net income	$282.4	$599.2	$596.7
Weighted average number of shares outstanding	222.5	206.0	218.1
Basic net income per share	$1.27	$2.91	$2.74
Diluted net income per share:
Net income	$282.4	$599.2	$596.7
Weighted average number of shares outstanding	222.5	206.0	218.1
Dilutive effect of stock options and
restricted stock (as determined by
applying the treasury stock method)	1.0	1.0	1.0
Weighted average number of shares and
dilutive potential shares outstanding	223.5	207.0	219.1
Diluted net income per share	$1.26	$2.90	$2.72

At January 30, 2016, January 31, 2015 and February 1, 2014, substantially all of the stock options outstanding were included in the calculation of the weighted average number of shares and dilutive potential shares outstanding.
Share Repurchase Programs
The Company repurchases shares on the open market and under Accelerated Share Repurchase agreements.
On September 17, 2013, the Company entered into two $500.0 million variable maturity accelerated share repurchase agreements to repurchase $1.0 billion of the Company’s common shares in the aggregate. One agreement was collared and the other was uncollared.
The number of shares to be received by the Company under the collared agreement was determined based on the weighted average market price of the Company’s common stock, less a discount, during a calculation period ending on or before June 2014, subject to a minimum and maximum number of shares.  Under this agreement, the Company received 7.8 million shares during the year ended February 1, 2014. This represents the minimum number of shares to be received based on a calculation using the "cap" or high-end of the price range of the "collar". On May 15, 2014, the collared agreement concluded and the Company received an additional 1.2 million shares resulting in a total of 9.0 million shares repurchased under this agreement.
The number of shares to be received by the Company under the uncollared agreement was determined based on the weighted average market price of the Company's common stock, less a discount, during a calculation period ending on or before June 2014. The Company received an initial delivery of 7.2 million shares during the year ended February 1, 2014. On February 14, 2014, the uncollared agreement concluded and the Company received an additional 1.9 million shares resulting in a total of 9.1 million shares repurchased under this agreement.
The Company did not repurchase any shares of common stock on the open market in fiscal 2015 or fiscal 2014.  The Company repurchased 2.4 million shares for $112.1 million on the open market in fiscal 2013.  At January 30, 2016, the Company had $1.0 billion remaining under Board repurchase authorization.